Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
•This presentation contains statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.
•These forward-looking statements are not historical
facts, but only predictions by our company and/or our
company’s management.
•These statements generally can be identified by lead-in
words such as “believe,” “expect” “anticipate,” “intend,”
“plan,” “foresee” and other similar words.  Similarly,
statements that describe our company’s objectives, plans
or goals are also forward-looking statements.
•You are cautioned that these forward-looking statements
are not guarantees of future performance and involve
risks and uncertainties, and that actual results may differ
materially from those projected in the forward-looking
statements as a result of various factors. Among others,
factors that could materially adversely affect actual
results and performance include those risk factors that
are listed in Sonic Automotive’s Form 10-Q for the year
ended March 31, 2008.

Second Quarter 2008 Earnings Review July 29, 2008

Building for the Long-Term
The Quarter in Review
Produced solid results in tough environment
•
Outperformed industry
•
Expanded used retail volume, F&I PUR
•
Controlled inventory
What are we doing now? PLENTY!
•
Ongoing expense initiatives
•
Streamlined field operations
•
Refined focus on fixed operations
Sticking with our long-term strategy
•
2008 initiatives – Training, e-commerce, enhanced customer experience
•
Focus on the higher margin segments of the business
•
Sound spending principles
•
Portfolio enrichment / grow the business

Develop
Associates
Well Run
Operations
Valued
Customers
Grow
the
Business
•Institutionalize Operational
Excellence
•Standardize & Improve Sales &
Marketing processes
•Leverage common systems and
centralize
•Deliver Industry Leading
Customer Experience
•Differentiate through target
based Marketing & eCommerce
Web Infrastructure
•Acquire, Develop, and Retain
Top Talent
•Launch Phase 1 of Best-in-
class automotive retail
training.
•Strengthen the Balance Sheet
•Targeted Acquisitions &
disposals
•Optimize Cost Structure
Sonic’s vision is to preserve the core automotive retail principles that have driven its past success and at the same time
leverage the opportunities of scale.
Building for the Long-Term
2008 Strategic Focus

Financial Performance
(1.7%)
(1.0%)
(18.0%)
(30.2%)
(59.0%)
(21.0%)
(52.6%)
60bps
10bps
2008 2007
Better/
(Worse)
Revenue
$1,980 $2,015 ($35)
Gross Profit
$311 $314 ($3)
– Margin 15.7% 15.6%
Operating Income
– Amount $60 $73 ($13)
– Margin 3.0% 3.6%
Net Income
– Continuing Operations $20.1 $28.8 ($8.7)
– Total Operations 10.8 26.4 (15.6)
EPS - Diluted
– Continuing Operations $0.49 $0.62 ($0.13)
– Total Operations 0.27 0.57 (0.30)
Q2
(amounts in millions, except per share data)

Q2 2008
Amount After Taxes (000's)
Loss from Operations (3,369) $
Asset Impairments (3,010)
Lease Exit Accruals (529)
Loss on Disposal (2,414)
Subtotal (5,953)
Total (9,322) $
Discontinued Operations
Non-Cash

New Vehicle Industry/Consumer Confidence Trends
Year over Year
(60.0%)
(40.0%)
(20.0%)
0.0%
Cons Conf
(39.6%) (46.5%) (51.5%)
Car
5.2% 2.4% (7.9%)
Truck
(17.4%) (23.6%) (28.4%)
Total
(6.9%) (10.7%) (18.3%)
Apr May June

Days Supply
Jun-08
Jun 08
Industry
New Vehicles
Domestic 61.2 77.7
Luxury 65.9 58.3
Import 48.9 49.0
Overall 60.1 62.8
Used Vehicles 30.4
Note: Industry truck days supply was 90 at the end of June, while car inventory was 41.

Gross Margin %
(Continuing Operations)
New vehicle factors:
• Industry days supply on trucks, shortage of hot
selling models
• Shift to less expensive vehicles
Used vehicle factors:
• Less trades coming in, more purchases
• Large % CPO
• Truck / SUV values plunged
Fixed Operations:
• Softening demand
• Shift to lower margin services
2008 2007 B / (W)
New - Retail 7.5% 7.4% 10 bps
Used 8.5% 9.3% (80) bps
Fixed Ops 50.0% 50.8% (80) bps

Same Store Revenue Change – Q2 2008
• F&I per unit increased $27 or 2.7%
• Certified pre-owned volume up 23.9%
(11.7%)
2.7%
(0.8%)
(2.1%)
(7.2%)
(18.8%)
(7.8%)
New Used Fixed
Operations
F&I Sub Total Wholesale Total

New, Used, & CPO Retail Unit Sales
Same Store vs. Industry
*National Franchised Dealers
*National franchise dealers
**Excluding fleet – with fleet, industry off 12.0%
(25.0%)
(20.0%)
(15.0%)
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Sonic
(9.2%) 4.3% 23.9%
Industry
(20.0%) (6.5%) 4.6%
Q2 New** Q2 Used* CPO Q2
Focus on used vehicles
continues to pay off

Fixed Operations Same Store 0.4% (4.0%) (0.8%) (5.0%) (3.0%) (1.0%) 1.0% Customer Pay Warranty Total

8.3% 70.3% 70.9% 66.2% 6.9% 7.9% Q2 2007 Q1 2008 Q2 2008 All Other SG&A Q2 08 Hail Damage Rent SG&A Expenses as % of Gross Profit 74.1% 77.9% 79.2% 0.7%

Capitalization
54.8%
53.7%
57.6%
60.6%
54.0%
46.0%
39.4%
39.5%
43.6%
39.2%
2005 2006 2007 Q1 2008 Q2 Proforma
Equity Debt Mortgages
46.3%
42.4% 45.2%
Debt to Cap With Mortgages
2.9% 2.7% 6.0%*
*includes
mortgages set to
close in August

Forecast Assumptions
Original Revised
Forecast Forecast
Same Store Sales:
New Units* (4.5%) (7.2%)
Used Units 3.0% 4.4%
Fixed Operations Revenue 3.5% (0.5%)
Hail Loss -               $2.0M
Bond Redemption Premium (Int Exp) -               $1.0M
LIBOR Rate 3.5% - 4.5% 2.5% - 3.0%
SAAR 15.5M 14.5M
*Includes fleet

Summary
•
Delivered sound results in a difficult environment
•
Sticking to our strategy
– Focus on higher margin business
– Investing in our people, alignment of regional teams
– Digital marketing
– Technology
•
Q3 Outlook
– New vehicle environment will continue to be very challenging
– New and Used gross margin pressure
– Low consumer confidence low + higher energy prices = slower consumer spending
•
We are building for the long-term